UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 30, 2020
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-33493 (Commission file number)	N/A (IRS employer identification no.)

65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110 Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1205 (Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	GLRE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On May 5, 2020, Greenlight Capital Re, Ltd. (the "Registrant") issued a press release announcing its financial results for the first quarter March 31, 2020. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cash Retention Bonuses

On May 4, 2020, Greenlight Reinsurance, Ltd. (“Greenlight Re”), a wholly owned subsidiary of Greenlight Capital Re, Ltd. (the “Company” and, together with Greenlight Re, the “Employer”)), and Greenlight Reinsurance Ireland, DAC (“GRIL”), as applicable, entered into a retention bonus agreement with each of Simon Burton, Tim Courtis, Brendan Barry, Patrick O’Brien and Laura Accurso (each, a “Retention Bonus Agreement”).

Pursuant and subject to the terms and conditions of each Retention Bonus Agreement, each of Messrs. Burton, Courtis, Barry and O’Brien and Ms. Accurso is eligible to receive a retention bonus in the aggregate amount of US$500,000, US$200,000, US$200,000, US$200,000 and US$300,000, respectively (each, a “Retention Bonus”), subject to, among other things, the executive’s continuous employment by the Employer, Greenlight Re or GRIL, as applicable, in good standing through and including June 30, 2021 (the “Retention Date”) (and not having given notice of termination for any reason or received notice of termination, in the case of Messrs. Burton, Courtis and Barry and Ms. Accurso, by the Employer or Greenlight Re, as applicable, for cause (as defined in each executive’s employment agreement) or due to disability (as defined in the executive’s employment agreement) or, in the case of Mr. O’Brien, for a reason that permits GRIL to terminate employment without notice or payment in lieu of notice as provided for in his employment agreement) and compliance by the executive with any and all confidentiality, non-competition, non-solicitation, non-disparagement and assignment of inventions provisions by which the executive may be bound through the Payment Date (as defined below). If all conditions are satisfied, the Retention Bonus will be paid to the executive in a lump sum cash payment on July 1, 2021 (the “Payment Date”).

If the Employer, Greenlight Re or GRIL, as applicable, terminates the executive’s employment, in the case of Messrs. Burton, Courtis and Barry and Ms. Accurso, without cause (other than due to death or disability) or, in the case of Mr. O’Brien, for a reason that requires GRIL to terminate employment with notice or payment in lieu of notice as provided for in his employment agreement (and other than due to death), prior to the Retention Date, and all other conditions are otherwise satisfied, the executive will be entitled to receive the Retention Bonus in a lump sum cash payment on the Payment Date.

Notwithstanding anything in the Retention Bonus Agreement to the contrary, (i) except as otherwise described above regarding a termination without cause (other than due to death or disability) or for a reason that requires notice or pay in lieu of notice (and other than due to death), as applicable, if (x) the executive’s employment terminates for any reason at any time or (y) the executive has given notice of termination for any reason or received notice of termination, in the case of Messrs. Burton, Courtis and Barry and Ms. Accurso, by the Employer or Greenlight Re, as applicable, for cause or due to disability or, in the case of Mr. O’Brien, for a reason that permits GRIL to terminate employment without notice or payment in lieu of notice as provided in the employment agreement, in any such case, the executive’s Retention Bonus Agreement will automatically terminate without any further action and will be null and void and have no further force and effect and the executive will have no rights thereunder, and (ii) if the executive breaches any confidentiality, non-competition, non-solicitation, non-disparagement, and assignment of inventions provisions by which the executive may be bound, the executive’s Retention Bonus Agreement will automatically terminate without any further action and will be null and void and have no further force and effect and the executive will have no rights thereunder.

Third Amendment to Accurso Employment Agreement

On April 30, 2020, the boards of directors of each of the Company and Greenlight Re approved the entry into a third amendment to the employment agreement with Laura Accurso, the General Counsel and Corporate Secretary of the Employer (the “Accurso Amendment”). The Accurso Amendment amends Ms. Accurso’s existing employment agreement, dated October 1, 2017, as amended February 18, 2019, and as further amended on September 2, 2019, among the Employer and Ms. Accurso (the “Accurso Employment Agreement”).

Pursuant to the Accurso Amendment, effective as of April 1, 2020, Ms. Accurso’s base salary shall be US$500,000 per year. Except as specifically amended by the Accurso Amendment, the Accurso Employment Agreement shall remain in full force.

The foregoing summary of the Accurso Amendment does not purport to be complete and is qualified in its entirety by reference to the Accurso Amendment. A copy of the Accurso Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Third Amendment to Employment Agreement, dated as of May 1, 2020, by and among Greenlight Capital Re, Ltd., Greenlight Reinsurance, Ltd. and Laura Accurso.

99.1	Earnings press release, "GREENLIGHT RE ANNOUNCES FIRST QUARTER 2020 FINANCIAL RESULTS", dated May 5, 2020, issued by the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Tim Courtis
Name:	Tim Courtis
Title:	Chief Financial Officer
Date:	May 5, 2020